EXHIBIT 10.3

                             SUBSCRIPTION AGREEMENT

                             _________________, 2006



Ecosphere Technologies, Inc.
3515 S.E. Lionel Terrace
Stuart, FL 34997

Dear Sir/Madam:

     1.1 SUBSCRIPTION. I, the undersigned investor (the "Investor"), hereby subscribe for and agree to purchase either [MUST INITIAL ONE]:

         (a) ______Debt Unit. Each Debt Unit consists of a three-year original issue discount $250,000 9% convertible debenture (the "Debenture") with attached warrants to purchase common stock (the "Common Stock") of Ecosphere Technologies, Inc., a Florida corporation (the "Company") on the terms and conditions specified in the Securities Purchase Agreement dated _________, 2006 between the Company, Enable Capital Management, LLC and other purchasers (the "Securities Purchase Agreement"). There is a $250,000 minimum purchase requirement for a Debt Unit, which results in an investor who makes a $250,000 investment receiving a Debenture with the principal amount of $297,619 (or approximately a 16% premium for the investor and which also increases the effective interest rate). The shares of Common Stock issuable upon conversion of the Debentures and exercise of the warrants shall have the same registration rights as the institutional investors who execute the Enable Securities Purchase Agreement. Investors who elect this option must also execute the same agreements as the institutional investors.

 or

         (b) ______ Equity Unit. Each Equity Unit consists of:

             o $100,000 of Common Stock purchased at a 10% discount to the closing market price on the day of the closing of the offering, and

             o three-year warrants to purchase an equal amount of Common Stock exercisable at 110% of the closing market price on the closing of this offering.

For example: Assume a subscription of $100,000 and a closing price of $0.50. The investor would receive 222,222 shares of Common Stock determined by dividing $100,000 by $0.45. (which represents $0.50 x 90%). The investor would also be entitled to a three-year warrant to purchase an additional 222,222 shares of Common Stock at an exercise price of $0.55 (which is $0.50 x 110%).

         The Debt Units and the Equity Units shall be collectively referred to as the "Units."

     1.2 SUBSCRIPTION PAYMENT. As payment for this subscription, simultaneously with the execution hereof, I am delivering herewith to the Company a check made payable to the order of the Company in the amount of $__________________________.

     2.1 INVESTOR REPRESENTATIONS AND WARRANTIES. I acknowledge, represent and warrant to, and agree with, the Company as follows:

         (a) I am aware that my investment involves a high degree of risk;

         (b) I acknowledge and am aware that there is no assurance as to the future performance of the Company;

         (c) I am purchasing the Units for my own account for investment and not with a view to or for sale in connection with the distribution of the Units with any present intention of selling or otherwise disposing of all or any part of the Units. I agree that I must bear the economic risk of my investment for an indefinite period of time because, among other reasons, the Units have not been registered under the Securities Act of 1933 (the "Securities Act") or under the securities laws of any states and, therefore, the Units including the Common Stock cannot be resold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available. I hereby authorize the Company to place a legend denoting the restriction on the securities comprising the Units. I acknowledge that no public market will ever develop for the Units or the Warrants[ ROB YOU HAVE A MENTAL BLOCK WITH THE WORD DEBENTURES], although one exists for the Common Stock.

         (d) I further acknowledge my understanding that the Company's reliance on such exemptions referred to in subsection (c) above are, in part, based upon the foregoing representations, warranties, and agreements by me and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, I were acquiring the Units for resale on the occurrence or non-occurrence of some pre-determined event. In order to induce the Company to issue and sell the Units subscribed for hereby to me, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Units or any part thereof by anyone, except as set forth herein;

         (e) I have the financial ability to bear the economic risk of my investment in the Company (including its possible total loss), have adequate means for providing for my current needs and personal contingencies and have no need for liquidity with respect to my investment in the Company;

         (f) I, alone or together with my Purchaser Representative have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company;

         (g) I:

               (1) Have carefully read this Subscription Agreement, the Risk Factors prepared by Ecosphere t and the Term Sheet Supplement understand and have evaluated the risks of a purchase of the Units and have relied solely (except as indicated in subsection (2), (3) and (4) below) on the information contained in this Subscription Agreement;

               (2) I acknowledge the receipt (without exhibits) of the Company's annual report on Form 10-KSB with respect to the year ended December 31, 2005, the proxy statement, the quarterly reports on Form 10-QSB for the quarters ended March 31 and June 30, 2006, the earnings release dated November 20, 2006 and the current reports on Form 8-K filed in 2006 (as well as any other reports) filed prior to the time the I submit my subscription.

               (3) Have been provided an opportunity to obtain any additional information concerning the offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

               (4) Have been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and other matters pertaining to this investment. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3E-500.05(a) thereunder, I may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which the Company can obtain without unreasonable effort or expense.

[ROB, YOU NEED TO THINK WHEN YOU READ THESE DOCUMENTS. THE OPINION ONLY IS NEEDED FOR UNACCREDITED INVESTORS]

         (h) In making my decision to purchase the Units herein subscribed for, I have relied solely upon independent investigations made by me;

         (i) If the undersigned is a corporation, trust, partnership, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

         (j) No representations or warranties have been made to the undersigned by the Company, or any of their respective officers, employees, agents, affiliates or attorneys;

         (k) The information contained in Section 2.2 of this Subscription Agreement is true and correct including any information which I have furnished and furnish to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to acceptance of my subscription, I will furnish such revised or corrected information to the Company;

         (l) I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable state laws including the two day rescission rights provided under Pennsylvania law and the three day rights under Florida law, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability;

         (m) I am not subscribing for the Units as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to me in connection with investments in securities generally; and

         (o) Where applicable, I agree to be bound by any restrictions on resale of the Units including the Common Stock required by applicable state laws.

     2.2 INVESTOR REPRESENTATIONS AND WARRANTIES CONCERNING SUITABILITY, ACCREDITED INVESTOR AND ELIGIBLE CLIENT STATUS. I represent and warrant the following information:

         (a) The following information should be provided by the person making the investment decision whether on his own behalf or on behalf of an entity:

                  (1) Name of Investor:                            Age:
                                        --------------------------     ---------

                  (2) Name of person making investment decision

                                                                   Age:
                      --------------------------------------------     --------
                           (  (Print)


                  (3) Principal residence address and telephone number:


                      --------------------------------------------



                      --------------------------------------------

                  (4) Secondary residence address and telephone number:


                      --------------------------------------------


                      --------------------------------------------

                      I have no present intention of becoming a resident of any other state or jurisdiction.

                  (5) Name, address, telephone number and facsimile number of employer or business:


                      --------------------------------------------


                      --------------------------------------------


                      --------------------------------------------


                      (i)  Nature of business
                                               ---------------------------------



                      (ii) Position and nature of responsibilities


                      --------------------------------------------



                  (6) Length of employment or in current position
                                                                   -------------

                  (7) Prior employment, positions or occupations during the
                      past five years (and the inclusive dates of each) are as follows:

                   Nature of Employment,
                       or Occupation           Position/ Duties       From/To
                       -------------           ----------------      ---------

                  --------------------------------------------------------------


                  --------------------------------------------------------------


                  --------------------------------------------------------------


                      Attach additional pages to answer any questions in greater detail, if necessary. Each prospective investor, should answer the following questions which pertain to income, tax rate, net worth, liquid assets, and non-liquid assets by including spousal contribution even though the investment will be held in single name.


                  (8) Business or professional education and the degree(s)
                      received are as follows:

                          School             Degree            Year Received
                          ------             ------            -------------

                      ----------------------------------------------------------


                      ----------------------------------------------------------


                      ----------------------------------------------------------


         (B) ACCREDITED INVESTOR REPRESENTATIONS. [MUST INITIAL ONE.] Initial all appropriate spaces on the following pages indicating the basis upon which the undersigned qualifies as an accredited investor (please initial only where appropriate).

For Individual Investors Only:

         (1) I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have combined net worth, in excess of $1,000,000. For purposes of this question, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities.

         (2a) I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in 2004 and 2005 and I reasonably expect to have an individual income in excess of $200,000 in 2006.

         (2b) Alternatively, my spouse and I have joint income in excess of $300,000 in each applicable year.

         (3) I am a director or executive officer of the Company.

Other Investors:

         (4) The undersigned certifies that it is one of the following: any bank as defined in Section 3(a)(2) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

         (5) The undersigned certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         (6) The undersigned certifies that it is a organization described in
         Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         (7) The undersigned certifies that it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

         (8) The undersigned certifies that it is an entity in which all of the equity owners are accredited investors.

         2.3 PROHIBITION ON NET SHORT POSITIONS. From and including the date of this Agreement, I have not, and if I elect the Debt Unit option, I agree that I will not maintain a Net Short Position in the Common Stock until it is permitted in the documents relating to that offering. "Net Short Provision" shall mean that the aggregate number of shares of any Common Stock held in a short position by me exceeds the number of shares of Common Stock actually owned by me at such time.

         3. INDEMNIFICATION. I hereby agree to indemnify and hold harmless the Company, its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

         4. ARBITRATION. Any controversy, dispute or claim against the Company, its officers, directors or employees arising out of or relating to this Subscription Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Martin County, Florida (unless the parties agree in writing to a different location) before one arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding, the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties to any arbitration proceeding for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         5. SEVERABILITY. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         6. COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

         7. BENEFIT. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

         8. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar next business day delivery or by facsimile delivery followed by Federal Express or similar next business day delivery, as follows:

         Investor:                        At the address designated
                                          in Section 2.2 of this
                                          Subscription Agreement

         The Company:                     Ecosphere Technologies, Inc.
                                          3515 S.E. Lionel Terrace
                                          Stuart, FL 34997
                                          Facsimile:  (772) 781-4778
                                          Attention:  Mr. James C. Rushing III

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         9. GOVERNING LAW. This Subscription Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the state where the Company is incorporated at the time of interpretation.

         10. ORAL EVIDENCE. This Subscription Agreement constitutes the entire Subscription Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Subscription Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         11. SECTION HEADINGS. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

         12. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Units.

         13. ACCEPTANCE OF SUBSCRIPTION. The Company may accept this Subscription Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. THIS SALE IS BEING MADE IN FLORIDA. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF JAMES C. RUSHING III AT THE ADDRESS SET FORTH ON THE COVER PAGE OF THIS SUBSCRIPTION AGREEMENT.

INDIVIDUAL INVESTORS


---------------------------------------- ---------------------------------------
Social Security Number                   Print Name of Investor No. 1


                                         ---------------------------------------
                                         Signature of Investor No. 1



---------------------------------------- ---------------------------------------
Social Security Number                   Print Name of Investor No. 2


                                         ---------------------------------------
                                         Signature of Investor No. 2



Manner in which the Units are to be held:


_____ Individual Ownership                         _____ Partnership

_____ Tenants-in-Common                            _____ Trust

_____ Joint Tenant With Right of Survivorship      _____ Corporation

_____ Community Property                           _____ Employee Benefit Plan

_____ Separate Property                            _____ Other (please indicate)


CORPORATE OR OTHER ENTITY


----------------------------------------    ------------------------------------
Federal ID Number                           Print Name of Entity

                                        By:
                                            ------------------------------------
                                            Signature, Title

DATED: _______________, 2006

         By signing below, the undersigned accepts the foregoing subscription and agrees to be bound by its terms.

         Ecosphere Technologies, Inc.

By:                                                Dated:                , 2006
    ---------------------------------                    ----------------
         James C. Rushing III
         Chief Financial Officer